UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2026

VIVMARK RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois	60606

4040 Wilson Blvd., Suite 1000
Arlington, Virginia	22203
(Addresses of Principal Executive Offices)	(Zip Codes)

Registrant's telephone number, including area code: (312) 474-1300 or (703) 329-6300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Vivmark Residential)	VMRK	New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	N/A (1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)
On August 17, 2026, in connection with ERP Operating Limited Partnership's repayment at maturity of all of its outstanding 7.57% Notes due August 15, 2026 (the "Notes"), New York Stock Exchange LLC filed a Form 25 with the U.S. Securities and Exchange Commission to complete the delisting of the Notes from The New York Stock Exchange, which delisting became effective on August 27, 2026. The deregistration of the Notes under Section 12(b) of the Act will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25.

Item 8.01. Other Events.

As previously announced, on August 17, 2026 (the “Merger Closing Date”), (i) AvalonBay Communities, Inc., a Maryland corporation (“AvalonBay”), merged (such merger, the “Initial Merger”) with and into Canopy Merger Sub LLC, a Maryland limited liability company (“Merger Sub”), with Merger Sub surviving as a direct, wholly owned subsidiary of Vivmark Residential (formerly known as Equity Residential), a Maryland real estate investment trust (“Vivmark Residential” or the “Company”), pursuant to the Agreement and Plan of Merger, dated as of May 20, 2026, by and among Vivmark Residential, ERP Operating Limited Partnership, an Illinois limited partnership (“ERPOP”), Merger Sub and AvalonBay (the “Merger Agreement”), and (ii) following the closing of the Initial Merger, Merger Sub merged (such merger, the “Subsequent Merger,” and, together with the Initial Merger, the “Merger”) with and into ERPOP, with ERPOP remaining as the surviving entity. In connection with the closing of the Merger, Equity Residential changed its name to Vivmark Residential.

Vivmark Residential and ERPOP are filing this Current Report on Form 8-K to provide updated unaudited pro forma financial information giving effect to the Merger. Included in this Current Report on Form 8-K are the unaudited pro forma condensed consolidated statements of operations of Vivmark Residential and ERPOP (the “unaudited pro forma financial statements”) for the year ended December 31, 2025 and the nine months ended September 30, 2026, which are included as Exhibit 99.1.

The Merger was accounted for as a reverse acquisition, whereby Equity Residential was the legal acquirer and AvalonBay was the accounting acquirer due to various factors, including that legacy AvalonBay stockholders and legacy Equity Residential shareholders hold approximately 51% and 49%, respectively, of the Company's outstanding common shares and legacy AvalonBay senior management, including its Chief Executive Officer and President, comprise the majority of the Company's executive management team. As a result of the reverse acquisition accounting treatment, the historical consolidated financial statements of the Company reflect the historical financial results of AvalonBay prior to the Merger Closing Date and the combined financial results of AvalonBay and Equity Residential subsequent to the Merger Closing Date. The assets acquired and liabilities assumed from legacy Equity Residential were recognized at their estimated fair values as of the Merger Closing Date.

The unaudited pro forma financial statements included in this Current Report on Form 8-K have been prepared for informational purposes only and on the basis of certain assumptions and estimates. They are subject to other uncertainties and do not purport to reflect what Vivmark Residential’s and ERPOP’s actual results of operations or financial condition would have been had the Merger been consummated on the dates assumed for purposes of such unaudited pro forma financial statements or to be indicative of Vivmark Residential’s or ERPOP’s financial condition, results of operations or metrics as of or for any future date or period.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of AvalonBay, Equity Residential or ERPOP included in their Annual Reports on Form 10-K for the fiscal year ended December 31, 2025.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Vivmark Residential and ERP Operating Limited Partnership.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements, among other things, are based on current expectations, estimates and projections about the industry and markets in which Vivmark Residential operates, as well as beliefs and assumptions of the Company. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future are forward-looking statements, including statements relating to the anticipated synergies, cost savings and other benefits of the Merger, integration plans, projected dividends, development net operating income, accretion and value creation, multifamily market conditions, development, redevelopment, acquisition or disposition activity, general conditions in the geographic areas where the Company operates and the Company's debt, capital structure and financial position. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: the inability to realize the anticipated benefits of the Merger between AvalonBay and Equity Residential (which Merger formed the Company), including as a result of an integration of the two businesses that is unsuccessful or that is more difficult, time-consuming or costly than expected; unknown or inestimable liabilities that arise as a result of the Merger; potential litigation relating to the Merger that could be instituted against the Company or its trustees or officers, including resulting expense and the effects of any outcomes related thereto; the risk that disruptions related to post-Merger integration and other efforts, and resulting diversion of the attention of the Company's management from ongoing business operations, will harm the Company's business; potential business uncertainty, including changes to existing business relationships with tenants, employees, joint venture partners and third parties, following the Merger that could affect the Company's financial performance; increased costs of labor and construction material; maintenance of real estate investment trust status, tax structuring and changes in income tax laws and rates; potential failure to secure development opportunities due to an inability to reach agreements with third parties to obtain land at attractive prices or to obtain desired zoning and other local approvals; abandonment or deferment of development opportunities for a number of reasons, including changes in local market conditions, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; increases in the Company's borrowing costs as a result of changes in interest rates, rising inflation and other factors; construction costs of a community may exceed original estimates; inability to complete construction and lease-up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in expected rental revenues; occupancy rates and market rents being adversely affected by competition and local economic and market conditions which are beyond our control; geopolitical conditions and instability, and international trade disputes, including any related tariffs, which may lead to rising inflation, adverse impacts to supply chains, and disruption of, or lack of access to, the capital markets, as well as potential volatility in the Company's share price; our cash flows from operations and access to cost-effective capital potentially being insufficient for the development of our pipeline, which could limit our pursuit of opportunities; an outbreak of disease or other public health event may affect the multifamily industry and general economy; our cash flows potentially being insufficient to meet required payments of principal and interest, and inability to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; lack of success in our management of joint ventures and the real estate investment trust ("REIT") vehicles that are used with certain joint ventures; casualty loss, natural disaster or severe weather event, including those caused by climate change; an increase in the level of new multifamily communities construction and development, which may cause heightened competition for tenants and increased pressure on our rental rates; new or existing laws and regulations that adversely impact the markets in which we operate or our business, including those relating to rent control or rent stabilization, or that otherwise limit our ability to increase rents, charge non-rent fees or evict tenants, which may impact our revenue or increase our costs; risks related to our reliance on information technology systems, data and artificial intelligence or other automated tools, including cybersecurity incidents and other privacy or data security events, evolving regulation of the collection and use of resident data and of automated or algorithmic tools, and the failure of such systems or tools to perform as intended; our expectations, estimates and assumptions as of the date of this Current Report on Form 8-K regarding legal proceedings changing, including as a result of the Merger; investments made under our structured investment program may not be repaid as expected or the development may not be completed on schedule, which could require us to engage in litigation, foreclosure actions, and/or first party project completion to recover our investment, which may not be recovered in full or at all in such event; a downgrade in our credit ratings that could increase our borrowing costs and adversely affect our liquidity and ability to access the capital markets, including the commercial paper market; and those risks and uncertainties set forth in Equity Residential's/ERPOP's and AvalonBay’s respective Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Risk Factors,” as such risk factors were amended, supplemented or superseded from time to time by subsequent reports filed by Equity Residential/ERPOP and AvalonBay, respectively, including those risks described under “Risk Factors” in the definitive joint proxy statement/prospectus of Equity Residential and AvalonBay, dated July 13, 2026, and which may be further amended, supplemented or superseded from time to time by the Company's/ERPOP's subsequent filings with the Securities and Exchange Commission (the “SEC”), in each case which are available via the SEC’s website at www.sec.gov.

These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or revise any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. The Company cautions not to place undue reliance on any of its forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVMARK RESIDENTIAL

Date: November 13, 2026	By:	/s/ Kevin P. O'Shea
	Name:	Kevin P. O'Shea
	Its:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

ERP OPERATING LIMITED PARTNERSHIP BY: VIVMARK RESIDENTIAL ITS GENERAL PARTNER

Date: November 13, 2026	By:	/s/ Kevin P. O'Shea
	Name:	Kevin P. O'Shea
	Its:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)